UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 13, 1999


    Novex Systems International, Inc. (Formerly Stratford Acquisition Corp.)
             (Exact name of registrant as specified in its charter)

       New York                       0-26112                 41-1759882
(State of Jurisdiction)             (Commission          (IRS Employer I.D. No.)
                                     File No.)

                   16 Cherry Street, Clifton, New Jersey 07014
                    (Address of Principal Executive Offices)


Registrant's telephone number (including area code): 973-777-2307

Item 1.   Changes in Control of Registrant. None.

Item 2.   Acquisition or Disposition of Assets.


          On August 13, 1999, the Company acquired from The Sherwin Williams Company ("Sherwin") certain assets representing their Allied/Por-Rok business. Por-Rok manufactures a well-known line of grouting and concrete patching products that are distributed throughout the United States, and are currently available in over 300 outlets that stock Por-Rok's products.

          The Registrant manufactures and markets a line of specialty building materials and synthetic concrete reinforcement fibers. With this acquisition, the Registrant will be expanding its current product line to include well-known product brand names like Por-Rok, Dash Patch and Lev-L-Astic. Novex will continue to manufacture its concrete reinforcing fibers in its Mississauga, Ontario facility and will continue to operate the Por-Rok plant located in Clifton, New Jersey.

          Pursuant to the purchase agreement Novex (I) paid $800,000 to Sherwin,
          (ii) issued 1,000,000 shares of restricted common stock to Sherwin with the requirement to register the common stock with the Securities and Exchange Commission and (iii) issued a note payable for $1,294,973, as adjusted from $1,300,000, which bears interest at 10% per annum and is payable over a one year period. In order, to induce Sherwin to accept the note payable, the Company had to convert all the previously issued debt to equity, except for the $250,000 debenture which will be paid as a condition of the Allied/Por-Rok acquisition. Further, Sherwin has a subordinated security interest in substantially all the assets of the company.

          Novex has entered into a $890,000 installment term note with Dime Commercial Corp. of which $800,000 was used for the purchase of Allied / Por Rok and the remaining $90,000 was used for working capital needs in fiscal 2000. This financing arrangement also provides for a $750,000 revolving note payable to fund future working capital requirements. The bank has a senior secured interest in substantially all the assets of Novex. In addition, the Company granted a class B warrant with a Aput@ right to purchase 233,365 shares of restricted common stock at an exercise price of $.25. Dime Commercial Corp. has the right to demand the purchase of the warrant if Novex completes a refinancing of all or a portion of the Dime term loan and/or revolving line of credit from funds provided by someone other than Dime. Therefore, Dime has the option of requesting payment in cash or waiving its right to sell the warrant to Novex. If Dime requests payment the amount they will receive is either (I) if the closing stock price is less than or equal to the exercise price, then Novex pays $58,341, which is the exercise price times the 233,365 shares underlying the warrant or (ii) if the closing price exceeds the exercise price, then Novex pays the closing price up to a maximum of $.51 per share underlying the warrant or $119,016. Alternatively, if Dime decided to exercise the warrant, they can issue a 60-day non-interest bearing note for the entire amount due to Novex for the 233,365 shares of common stock underlying the warrant.

          A total of $20,400 has been allocated to the put warrant, resulting in a liability. The fair value of the put warrant was estimated on the date of grant using the Black-Scholes option pricing model with the following assumptions: stock price of $.26 per share; annual dividend of $0; expected volatility of 50%; risk free interest rate of 6%; and an expected life of two years.

          Goodwill of $584,867 resulted from this acquisition and is determined as follows:

               Assets acquired:
                        Accounts receivable            $  311,983
                        Inventory                         225,661
                        Furniture and equipment           566,360
                        Building                          415,000
                        Land                              400,000
                                                       ----------
                                    Total              $1,919,004
               Purchase price                           2,354,973
                                                       ----------
                                                          435,969
               Acquisition costs                          148,898
                                                       ----------
               Goodwill                                $  584,867
                                                       ==========


Item 3.   Bankruptcy or Receivership.  None.

Item 4.   Changes in Registrant's Certifying Accountant.  None.

Item 5.   Other Events.  None.

Item 6.   Resignation of Registrant's Directors.  None.

Item 7.   Financial Statements and Exhibits.


          Attached hereto are the special-purpose financial statements of Allied/Por-Rok as well as the unaudited pro forma consolidated statement of operations for the year ended May 31, 1999 reflecting the combined results of the Company and the acquisition on August 13, 1999 of the Allied/Por-Rok division of the Sherwin Williams Company (ASherwin@) as if the acquisition had occurred on June 1, 1998, and for the nine months ended February 29, 2000 to reflect the combined results of the Company and the Allied/Por-Rok division of Sherwin as if the acquisition had occurred on June 1, 1998.

          The unaudited pro forma consolidated statements of operations do not necessarily represent actual results that would have been achieved had the companies been together at the beginning of each respective period, nor are they necessarily indicative of future results. These unaudited pro forma consolidated financial statements should be read in conjunction with the companies' respective historical financial statements and notes thereto.

Item 8.   Change in Fiscal Year.  None.

Item 9.   Sales of Equity Securities Pursuant to Regulation S.  None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               NOVEX SYSTEMS INTERNATIONAL, INC.
                                               (Registrant)



Dated:   July 5, 2000

                                               /s/ Daniel W. Dowe
                                               ---------------------------------
                                               Daniel W. Dowe, President
                                               16 Cherry Street
                                               Clifton, New Jersey 07014
                                               973-777-2307

                          INDEX TO FINANCIAL STATEMENTS

                                                                            Page
                                                                            ----
ALLIED/POR ROK
  Independent Auditors' Report                                               F-1
  Statement of Assets Acquired as of August 13, 1999                         F-2
  Statements of Revenues and Cost of Goods Sold
      for the years ended  December  31,  1998 and 1997
      and from  January 1, 1999 to August 13, 1999 (Unaudited)
      for the nine months ended September 30, 1998 (Unaudited)               F-3
  Notes to Statement of Assets and Statement of Revenues
      and Cost of Goods Sold                                                 F-4

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
  Description of Unaudited Pro Forma Consolidated Financial Statements       F-7
  Unaudited Pro Forma Consolidated Statement of Operations
      For the nine months ended February 29, 2000                            F-8
  Unaudited Pro Forma Consolidated Statement of Operations
      For the year ended May 31, 1999                                        F-9
  Notes to Unaudited Pro Forma Consolidated Financial Statements            F-10

                          INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors
Novex Systems International, Inc. and Subsidiary

We have audited the accompanying special-purpose statement of assets acquired of Allied/Por-Rok (formerly a division of The Sherwin Williams Company) as of August 13, 1999 and the special-purpose statements of revenues and costs of goods sold for the years ended December 31, 1998 and 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these special-purpose financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion

The accompanying special-purpose financial statements were prepared for the purpose of complying with SEC Rule 3-05 of Regulation S-X, in reporting the Company's acquisition of Allied/Por Rok (formerly a division of The Sherwin-Williams Company). As discussed in Note 1, these special-purpose financial statements are not intended to be a presentation of the financial position, results of operations, and cash flows of Allied/Por-Rok (formerly a division of The Sherwin Williams Company) in conformity with generally accepted accounting principles.

In our opinion, the special-purpose financial statements referred to above present fairly, in all material respects, the assets acquired of Allied/Por Rok (formerly a division of The Sherwin Williams Company) as of August 13, 1999 and the results of its revenues and cost of goods sold for the years ended December 31, 1998 and 1997 on the basis of accounting described in Note 1.

                                          /s/ Feldman Sherb Horowitz & Co., P.C.
                                          Feldman Sherb Horowitz & Co., P.C.
                                          Certified Public Accountants


New York, New York
January 26, 2000

                                ALLIED / POR ROK
                          STATEMENT OF ASSETS ACQUIRED
                                 August 13, 1999


                                     ASSETS



CURRENT ASSETS:
      Accounts receivable                                             $  311,983
      Inventories                                                        225,661
                                                                      ----------
           Total Current Assets                                          537,644

FURNITURE AND EQUIPMENT                                                  566,360
BUILDING                                                                 415,000
LAND                                                                     400,000
                                                                      ----------
                                                                      $1,919,004
                                                                      ==========


                       See notes to statements of assets.

                                 ALLIED/POR ROK
                  STATEMENTS OF REVENUES AND COST OF GOODS SOLD

                            From January 1,        Nine Months
                                1999 to               Ended                   Year ended December 31,
                               August 13,          September 30,         ---------------------------------
                                 1999                  1998                  1998                  1997
                             -----------           -----------           -----------           -----------
                             (Unaudited)           (Unaudited)
NET SALES                    $ 1,010,012           $ 1,345,592           $ 1,725,853           $ 1,262,008
COST OF GOOD SOLD                811,192               938,743             1,400,222             1,283,769
                             -----------           -----------           -----------           -----------
GROSS PROFIT (LOSS)          $   198,820           $   406,849           $   325,631           $   (21,761)
                             ===========           ===========           ===========           ===========


           See notes to statement of revenues and cost of goods sold.

                                ALLIED / POR ROK
                          NOTES TO STATEMENTS OF ASSETS
                AND STATEMENTS OF REVENUE AND COST OF GOODS SOLD


1.        BASIS OF PRESENTATION

          Allied / Por Rok, formerly a division of Sherwin Williams Inc. ("Sherwin") as of August 13, 1999, operates as a manufacturer of building materials. Because the division was not a separate legal entity and did not maintain separate financial records, a complete set of financial statements has not been presented. Instead a statement of assets using the historical cost of Sherwin as of the date of acquisition (August 13, 1999) and statements of revenue and cost of goods sold for the years ended December 31, 1998 and 1997 have been presented. Accordingly certain expenses incurred by the division while operating as part of Sherwin have been omitted because they are not essential to its revenue producing activities.

          On August 13, 1999 substantially all the assets of Allied / Por Rok were acquired by Novex Systems International, Inc. ("Novex") from Sherwin. The transaction was accounted for as a purchase, whereby Novex acquired assets in exchange for $800,000 cash, 1,000,000 shares of Novex's common stock valued at $260,000, and a note payable to Sherwin in the amount of approximately $1,300,000 which bears interest at 10% per annum payable over a one year period.

          Included in cost of goods sold are all of the costs charged to cost of goods sold by Sherwin including materials, direct labor and factory overhead. Factory overhead includes indirect labor, related benefits for pension, stock compensation, medical, payroll taxes, production management and supervisor salaries, related benefit costs, depreciation on fixed assets, real estate taxes, repairs and maintenance, utilities, shop supplies, waste removal and other indirect costs.

          The expenses omitted from the financial statements represent professional fees and certain advertising costs of approximately $60,000 for the year ended December 31, 1998 and $5,000 for the year ended December 31, 1997. The financial statements do not include any allocations of corporate overhead or interest from other divisions or units within The Sherwin William Company.


2.        SIGNIFICANT ACCOUNTING POLICIES

          (a) Recognition of revenue - revenues are recognized upon completion of the sale which is when goods are shipped to the customer.

                                ALLIED / POR ROK
                          NOTES TO STATEMENTS OF ASSETS
                AND STATEMENTS OF REVENUE AND COST OF GOODS SOLD


          (b) Use of estimates - The preparation of financial statements in conformity with generally accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

          (c) Depreciation - Fixed assets are depreciated over the estimated useful life of the related asset using the straight line method.

          (d) Unaudited Interim Financial Statements - The statements of revenues and cost of goods sold from January 1, 1999 to August 13, 1999 and for the nine months ended September 30, 1998 are unaudited but include all adjustments which in the opinion of management, are necessary to the fair presentation of the results of operations for the periods then ended. All such adjustments are of a normal recurring nature. The results of the operations for any interim periods are not necessarily indicative of results for a full fiscal year. The annual financial statements presented are not indicative of results of operations going forward because of the difference in cost structure of Novex Systems International, Inc. ("Novex") from that of The Sherwin Williams Company from which the Por-Rok business was acquired. Other than medical benefits, Novex does not currently offer any other employee benefits. In addition, Novex has omitted approximately $65,000 in indirect labor that was included in the historical financial statements of The Sherwin-Williams Company. Novex will incur other expenses, namely interest, sales commissions and goodwill amortization and certain administrative expenses that were not incurred by The Sherwin Williams Company. See the Notes to Unaudited Pro Forma Consolidated Financial Statements for further discussion.


3.        INVENTORIES

          Inventories consist of the following at August 13, 1999.

               Raw materials                             $160,470
               Finished goods                              65,191
                                                         --------
                                                         $225,661
                                                         ========

                                ALLIED / POR ROK
                          NOTES TO STATEMENTS OF ASSETS
                AND STATEMENTS OF REVENUE AND COST OF GOODS SOLD


4.        FURNITURE AND EQUIPMENT

          Furniture and equipment are comprised of the following at August 13, 1999:

               Machinery and equipment                   $539,860
               Furniture and fixtures                       5,000
               Computers                                    7,500
               Vehicles                                    14,000
                                                         --------
                                                         $566,360
                                                         ========

                NOVEX SYSTEMS INTERNATIONAL, INC. AND SUBSIDIARY
              UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


The following unaudited pro forma consolidated statements of operations for the year ended May 31, 1999 reflect the combined results of the Company and the acquisition on August 13, 1999 of the Allied/Por-Rok division of the Sherwin Williams Company ("Sherwin") as if the acquisitions had occurred on June 1, 1998, and for the nine months ended February 29, 2000 reflect the combined results of the Company and the Allied/Por-Rok division of Sherwin as if the acquisition had occurred on June 1, 1998.

The unaudited pro forma consolidated statements of operations do not necessarily represent actual results that would have been achieved had the companies been together at the beginning of each respective period, nor are they necessarily indicative of future results. These unaudited pro forma consolidated financial statements should be read in conjunction with the companies' respective historical financial statements and notes thereto.

                NOVEX SYSTEMS INTERNATIONAL, INC. AND SUBSIDIARY
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                       Nine Months Ended February 29, 2000

                                                            Historical                         Adjustments             Pro - Forma
                                                -------------------------------      ------------------------------    ------------
                                                   Novex Systems       Allied/          Debit            Credit
                                                International, Inc.    Por Rok          Amount           Amount            Total
NET SALES                                          $  1,390,412    $    265,978      $         --      $         --    $  1,656,390
COST OF GOOD SOLD                                       959,353         241,992                --                --       1,201,345
                                                   ------------    ------------      ------------      ------------    ------------
GROSS PROFIT                                            431,059          23,986                                             455,045

SELLING, GENERAL AND ADMINISTRATIVE                   1,027,423              --             4,873(2)                      1,092,296
                                                                                           60,000(4)
                                                   ------------    ------------      ------------      ------------    ------------
LOSS FROM OPERATIONS                                   (596,364)         23,986            64,873                --        (637,251)
INTEREST EXPENSE                                       (192,803)             --            36,859(1)             --        (229,662)
OTHER EXPENSE                                           (70,791)             --                --                --         (70,791)
                                                   ------------    ------------      ------------      ------------    ------------
NET INCOME (LOSS)                                  $   (859,958)   $     23,986      $    101,732      $         --    $   (937,704)
                                                   ============    ============      ============      ============    ============
LOSS PER SHARE                                     $      (0.04)                                                       $      (0.04)
                                                   ============                                                        ============
WEIGHTED AVERAGE SHARES                              20,818,206                                                          20,818,206
                                                   ============                                                        ============


      See notes to unaudited pro forma consolidated financial statements.

                NOVEX SYSTEMS INTERNATIONAL, INC. AND SUBSIDIARY
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                             Year Ended May 31, 1999

                                                           Historical                        Adjustments               Pro - Forma
                                              -------------------------------      ------------------------------     -------------
                                                 Novex Systems       Allied/           Debit            Credit
                                              International, Inc.    Por Rok           Amount           Amount            Total
                                              -------------------   ---------      ------------      ------------     -------------

NET SALES                                        $    321,311       1,639,077      $         --      $         --     $  1,960,388
COST OF GOOD SOLD                                     113,305       1,386,333                --                --        1,499,638
                                                 ------------       ---------      ------------      ------------     ------------
GROSS PROFIT                                          208,006         252,744                                              460,750

SELLING, GENERAL AND ADMINISTRATIVE                 1,389,259              --            35,243(2)             --        1,669,302
                                                                                        244,800(4)             --
                                                 ------------       ---------      ------------      ------------     ------------
LOSS FROM OPERATIONS                               (1,181,253)        252,744           280,043                --       (1,208,552)
INTEREST EXPENSE                                      (97,905)             --           241,148(1)             --         (339,053)
OTHER INCOME (EXPENSE), net                          (113,182)             --                --                --         (113,182)
                                                 ------------       ---------      ------------      ------------     ------------
NET INCOME (LOSS) BEFORE INCOME TAXES              (1,392,340)        252,744           521,191                --       (1,660,787)
INCOME TAXES                                               --              --                --                --               --
                                                 ------------       ---------      ------------      ------------     ------------
NET INCOME (LOSS)                                $ (1,392,340)        252,744      $    521,191      $                $ (1,660,787)
                                                 ============       =========      ============      ============     ============
LOSS PER SHARE                                   $      (0.10)                                                        $      (0.11)
                                                 ============                                                         ============
WEIGHTED AVERAGE SHARES                            13,720,171                         1,000,000(3)                      14,720,171
                                                 ============                      ============                       ============


      See notes to unaudited pro forma consolidated financial statements.

                        NOVEX SYSTEMS INTERNATIONAL, INC.
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Acquisition of Allied/Por-Rok

On August 13, 1999, Novex Systems International, Inc. ("Novex") acquired from The Sherwin Williams Company ("Sherwin") certain assets representing their Allied / Por Rok business. The transaction was accounted for as a purchase, whereby Novex acquired assets in exchange for $800,000 in cash, 1,000,000 shares of its common stock valued at $260,000, and a note payable to Sherwin in the amount of $1,294,973, which bears interest at 10% per annum payable over a one year period. Goodwill of $584,867 resulted from this acquisition and is determined as follows:


Assets acquired:
      Accounts receivable                                             $  311,983
      Inventory                                                          225,661
      Furniture and equipment                                            566,360
      Building                                                           415,000
      Land                                                               400,000
                                                                      ----------
          Total                                                        1,919,004
Purchase price                                                         2,354,973
                                                                      ----------
                                                                         435,969
Acquisition costs                                                        148,898
                                                                      ----------
Goodwill                                                              $  584,867
                                                                      ==========


                              Pro Forma Adjustments

(1) - To record interest expense on the debt incurred to finance the acquisition of the Allied/Por Rok business of Sherwin.

(2) - To record amortization on the goodwill arising from the acquisition of the Allied/Por Rok business of Sherwin.

(3) - To record issuance of 1,000,000 shares of Novex common stock in the acquisition of the Allied/Por Rok business of Sherwin.

(4) - To record additional expenses expected for sales commissions, bad debts, office expenses and salaries.